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                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of report: May 15, 1999


                Volkswagen Credit Auto Receivables Corporation
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              (Exact Name of Registrant as Specified in Charter)

                                   EXHIBITS

          Delaware                33-80055                38-2748796
          --------                --------                ----------

(State of Incorporation)    (Commission File Number)    (IRS Employer Id. No.)


                3800 Hamlin Road, Auburn Hills, Michigan 48326
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              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
                 ---------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events

        The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended May 15, 1999, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.


Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

             Designation     Description                   Method of Filing
             -----------     -----------                   ----------------

             Exhibit 20    Report for the month ended    Filed with this report.
                           May 15, 1999 provided to
                           Chemical Bank, as trustee
                           under the Volkswagen
                           Credit Auto Master Trust,
                           Series 1996-1


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        Volkswagen Credit Auto Master Trust



                                        By:  Volkswagen Credit Auto
                                             Receivables Corporation


                                        By:  /s/ Allen L. Strang
                                            ------------------------------
                                             Allen L. Strang